PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM (“B SERIES”)
PRUDENTIAL PREMIER® INVESTMENT VARIABLE ANNUITYSM (“C SERIES”)

PRUCO LIFE INSURANCE COMPANY
PRUCO LIFE FLEXIBLE PREMIUM VARIABLE ANNUITY ACCOUNT

Supplement dated October 30, 2023
to Prospectus dated May 1, 2023
This Supplement should be read in conjunction with the current Prospectus ("Prospectus") for your Annuity and should be retained for future reference. This Supplement is intended to update certain information in the Prospectus for the variable annuity you own and is not intended to be a prospectus or offer for any other variable annuity that you do not own. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Prospectus and Statement of Additional Information. If you would like another copy of the current Annuity Prospectus, please call us at 1-888-PRU-2888.
This Supplement contains information about a change to the variable investment options available in your Annuity.
Portfolio Substitution
Effective at the close of business on December 8, 2023, we will substitute the PSF Natural Resources Portfolio Class III (“Replacement Portfolio”) for the AST T. Rowe Price Natural Resources Portfolio (“Existing Portfolio”) as an investment option under your variable annuity contract, as described below.
Pruco Life Insurance Company and Pruco Life Flexible Premium Variable Annuity Account believe that the substitution is in the best interest of contract owners. The Replacement Portfolio has an investment objective, investment policies and a risk profile that are substantially similar to the investment objective, policies and risks of the Existing Portfolio. PGIM Investments LLC manages both the Existing Portfolio and the Replacement Portfolio, and T. Rowe Price Associates, Inc. serves as subadviser for both the Existing Portfolio and Replacement Portfolio. The Replacement Portfolio has lower expenses than the Existing Portfolio.
You will not bear any expenses related to the substitution. The substitution will not impose any tax liability on you. Once the substitution is completed, the Existing Portfolio will no longer be available for investments by contract owners. On the effective date of the substitution, your Account Value will be the same as before the substitution.
On the date of the substitution, Account Values and/or Purchase Payments currently allocated to the Existing Portfolio will be redirected to the Replacement Portfolio unless you have changed your selection and transferred your Account Values before the substitution takes place. If you are enrolled in a Dollar Cost Averaging, Automatic Rebalancing, or comparable program, your Account Value invested in the Existing Portfolio will be transferred automatically to the Replacement Portfolio on the date of the substitution. Your enrollment instructions will be automatically updated to reflect the Replacement Portfolio for any continued and future investments.
Please note that you may transfer Account Value out of the Existing Portfolio into an investment option available under your Annuity contract for a period of 30 days prior to the substitution. Such transfers will be free of charge and will not count as one of your annual free transfers under your Annuity contract.  Also, for a period of 30 days after the substitution, any Account Value that was transferred to the Replacement Portfolio as a result of the substitution can be transferred into an investment option available under your Annuity contract free of charge and will not count as one of your annual free transfers. It is important to note that any investment option into which you make your transfer will be subject to the transfer limitations described in your Prospectus. Please refer to your Prospectus for detailed information about investment options.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the substitution.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.
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